UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 02, 2023

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600
Spokane, Washington		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2023, the Board of Directors of PotlatchDeltic Corporation (the “Company”) appointed Glen F. Smith, the Company’s Director of Corporate Accounting, as the Company’s Chief Accounting Officer, effective October 2, 2023. Mr. Smith succeeds Wayne Wasechek, who was previously appointed Vice President and Chief Financial Officer, in the Chief Accounting Officer role.

Mr. Smith, age 47, has served as the Company’s Corporate Accounting Director since September 14, 2022, the date of the merger of CatchMark Timber Trust, Inc. (“CatchMark”) with our wholly owned subsidiary. He previously served as Chief Accounting Officer of CatchMark from February 2017 until September 2022 and in prior accounting roles since 2002. Mr. Smith, a Certified Public Accountant, began his career at Arthur Anderson, LLP in 1999 and holds both a Master of Accountancy and a Bachelor of Science in Accounting from Auburn University.

There is no arrangement or understanding between Mr. Smith and any other person pursuant to which Mr. Smith was selected as the Company’s Chief Accounting Officer. Mr. Smith has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Smith is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Smith’s appointment as Chief Accounting Officer, effective October 2, 2023, (i) his annual base salary will be $260,000; (i) his annual incentive target for 2023 will be 40% of base salary, prorated for the 2023 award year; and (iii) his long-term incentive target will be 65% of base salary. In addition, Mr. Smith will be eligible to participate in the Company’s existing executive benefit programs, including the Company’s Severance Program for Executive Employees (as described in the Company’s most recent proxy statement).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page interactive data file (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotlatchDeltic Corporation

Date:	October 2, 2023	By:	/s/ Michele L. Tyler
Vice President, General Counsel and Corporate Secretary